Exhibit (16)

NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organization, hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 16 day of August 2020.

/s/ Jack B. Evans
Jack B. Evans

NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organization, hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 17 day of August 2020.

/s/ William C. Hunter
William C. Hunter

NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organization, hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 17th day of August 2020.

/s/ Albin F. Moschner
Albin F. Moschner

NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organization, hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 17 day of August 2020.

/s/ John K. Nelson
John K. Nelson

NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organization, hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set her hand this 18th day of August 2020.

/s/ Judith M. Stockdale
Judith M. Stockdale

NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organization, hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set her hand this 17th day of August 2020.

/s/ Carole E. Stone
Carole E. Stone

NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organization, hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 18 day of August 2020.

/s/ Terence J. Toth
Terence J. Toth

NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organization, hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set her hand this 17th day of August 2020.

/s/ Margaret L. Wolff
Margaret L. Wolff

NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of the above-referenced organization, hereby constitutes and appoints MARK CZARNIECKI, DIANA R. GONZALEZ, KEVIN J. McCARTHY, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director of the above-referenced organization has hereunto set his hand this 17th day of August 2020.

/s/ Robert L. Young
Robert L. Young